UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2019

Strategic Student & Senior Housing Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	333-220646	81-4112948
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Terrace Road

Ladera Ranch, California 92694

(Address of principal executive offices, including zip code)

(877) 327-3485

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01.	Entry into a Material Definitive Agreement.

Strategic Student & Senior Housing Trust, Inc. (the “Registrant”) recently filed a Post-Effective Amendment to Registration Statement on Form S-11 (Reg. No. 333-220646) with the Securities and Exchange Commission (the “SEC”) to revise its offering of up to $1.095 billion in shares of common stock, including $95 million of shares offered under the Registrant’s distribution reinvestment plan (the “Offering”). As described in more detail below, effective July 10, 2019, the Registrant has reclassified certain authorized and unissued shares of its common stock into two new classes of common stock: Class Y shares of common stock, $0.001 par value per share (the “Class Y Shares”) and Class Z shares of common stock, $0.001 par value per share (the “Class Z Shares”). The Registrant has ceased offering Class A, Class T, and Class W shares of common stock in the primary portion of the Offering and is now offering Class Y Shares and Class Z Shares. In connection with these changes to the Offering, the Registrant has amended its charter and entered into and amended certain agreements, as described below.

Amendment No. 1 to Dealer Manager Agreement

On July 10, 2019, the Registrant and Select Capital Corporation, the Registrant’s dealer manager, entered into Amendment No. 1 to the Dealer Manager Agreement and Participating Dealer Agreement (the “Amendment to the Dealer Manager Agreement”), in order to, among other things, describe the fees paid by the Registrant to Select Capital Corporation (the “Dealer Manager”) with respect to the sale of Class Y Shares and the Class Z Shares. Pursuant to the Amendment to the Dealer Manager Agreement, the Registrant will pay the Dealer Manager upfront sales commissions in the amount of 3.0% of the gross proceeds of the Class Y Shares sold and dealer manager fees in the amount of 3.0% of the gross proceeds of the Class Y Shares sold in the primary portion of the Offering. However, as described below, SSSHT Advisor, LLC, the Registrant’s advisor (the “Advisor”) has agreed to fund the payment of all upfront sales commissions and dealer manager fees, subject to the limitations described in “Advisor Funding Agreement” below. In addition, the Registrant has agreed to pay the Dealer Manager a monthly stockholder servicing fee that will accrue daily in an amount equal to 1/365th of 1.0% of the purchase price per share of Class Y Shares sold in the primary portion of the Offering, and a monthly dealer managing servicing fee that will accrue daily in an amount equal to 1/365th of 0.5% of the purchase price per share of Class Z Shares sold in the primary portion of the Offering.

The Registrant will cease paying the stockholder servicing fee on any Class Y Share on the earlier of: (i) the date the Registrant lists its shares on a national securities exchange, merges or consolidates with or into another entity, or sells or disposes of all or substantially all of its assets, (ii) the date at which the aggregate underwriting compensation from all sources equals 10.0% of the gross proceeds from the sale of Class A shares, Class T shares, Class W shares, Class Y Shares, and Class Z Shares in the primary portion of the Offering (i.e., excluding proceeds from sales pursuant to the distribution reinvestment plan), which calculation shall be made by the Registrant with the assistance of the Dealer Manager commencing after the termination of the primary portion of the Offering, (iii) with respect to a particular Class Y Share, the third anniversary of the issuance of the share; and (iv) the date that such Class Y Share is redeemed or is no longer outstanding. The Registrant will cease paying the dealer manager servicing fee on any Class Z Share on the earlier of (i) the date the Registrant lists its shares on a national securities exchange, merge or consolidate with or into another entity, or sell or dispose of all or substantially all of our assets, (ii) the date at which the aggregate underwriting compensation from all sources equals 10.0% of the gross proceeds from the sale of Class A shares, Class T shares, Class W shares, Class Y Shares, and Class Z Shares in the primary portion of the Offering (i.e., excluding proceeds from sales pursuant to the distribution reinvestment plan), which calculation shall be made by the Registrant with the assistance of the Dealer Manager commencing after the termination of the primary portion of the Offering, (iii) the end of the month in which the aggregate underwriting compensation paid in the primary portion of the Offering with respect to Class Z Shares, comprised of the dealer manager servicing fees, equals 9.0% of the gross proceeds from the sale of Class Z Shares in the primary portion of the Offering (i.e., excluding proceeds from sales pursuant to the distribution reinvestment plan), which calculation shall be made by the Registrant with the assistance of the Dealer Manager commencing after the termination of the primary portion of the Offering, and (iv) the date that such Class Z Share is redeemed or is no longer outstanding.

Amendment No. 2 to Amended and Restated Advisory Agreement

On July 10, 2019, concurrently with the execution of the Advisor Funding Agreement (as described below), the Registrant, SSSHT Operating Partnership, L.P., the Registrant’s operating partnership (the “Operating Partnership”), and the Advisor entered into Amendment No. 2 to the Amended and Restated Advisory Agreement (the “Amendment to the Advisory Agreement”), in order to provide for a new contingent acquisition fee, a new disposition fee, and to clarify provisions related to certain expenses incurred by the Registrant and the Advisor and reimbursements from the Advisor. Pursuant to the Amendment to the Advisory Agreement, the Registrant is now obligated to pay the Advisor a contingent acquisition fee under certain circumstances, based on the Registrant’s stockholders receiving certain returns or if the advisory agreement is terminated for any reason other than the Advisor’s fraud, willful misconduct or gross negligence before July 10, 2029. After the Registrant pays stockholders total distributions equal to their invested capital, plus a 6% cumulative, non-compounded annual return on invested capital, the Registrant will pay the Advisor a contingent acquisition fee equal to 1% of the Contract Purchase Price (as defined in the Amendment to the Advisory Agreement) of each property or other real estate investment the Registrant acquires after July 10, 2019; and after the Registrant pays stockholders total distributions equal to their invested capital, plus a 13% cumulative, non-compounded annual return on invested capital, the Registrant will pay the Advisor an additional contingent acquisition fee equal to 2% of the Contract Purchase Price of each property or other real estate investment the Registrant acquires after July 10, 2019.

The Registrant is also now obligated to pay the Advisor or its affiliate a disposition fee under certain circumstances upon the sale of a property. The amount of the disposition fee is generally the lesser of (a) 1% of the Contract Sales Price (as defined in the Amendment to the Advisory Agreement) or (b) 50% of the Competitive Real Estate Commission (as defined in the Amendment to the Advisory Agreement).

Advisor Funding Agreement

On July 10, 2019, concurrently with the execution of the Amendment to the Advisory Agreement (as described above), the Registrant entered into an Advisor Funding Agreement (the “Advisor Funding Agreement”) by and among the Registrant, the Operating Partnership, the Advisor and SmartStop Asset Management, LLC, the sponsor of the Registrant, pursuant to which the Advisor has agreed to fund the payment of the upfront 3% sales commission for the sale of Class Y Shares, the upfront 3% dealer manager fee for the sale of Class Y Shares, and the estimated 1% organization and offering expenses for the sale of the Class Y Shares and Class Z Shares in the primary portion of the Offering. However, the Advisor’s obligation to fund the upfront sales commissions, upfront dealer manager fees, and organization and offering expenses is expressly limited to the Registrant raising $250 million in gross offering proceeds from the sale of Class Y Shares pursuant to the Offering. The Advisor may terminate the Advisor Funding Agreement at any time in its sole discretion after the Registrant has raised $250 million in gross offering proceeds from the sale of Class Y Shares pursuant to the Offering. At the termination of the Offering, the Advisor will be required to reimburse the Registrant if the organization and offering expenses exceeds the 1% estimate being funded by the Advisor. The Registrant shall reimburse the Advisor to the extent the organization and offering expenses are less than the 1% estimate being funded by the Advisor.

Amendment No. 2 to Third Amended and Restated Limited Partnership Agreement

On July 10, 2019, the Registrant entered into Amendment No. 2 to the Third Amended and Restated Limited Partnership Agreement (the “Amendment to the Operating Partnership Agreement”) of the Operating Partnership, in order to (i) establish two new classes of partnership units, Class Y partnership units and Class Z partnership units and provide that Class Y partnership units will be issued in connection with the Registrant’s contribution of net proceeds from the sale of Class Y Shares and Class Z partnership units will be issued in connection with the Registrant’s contribution of net proceeds from the sale of Class Z Shares; and (ii) clarify any special allocations to classes of partnership units, including reduction of distributions on Class Y partnership units to pay the stockholder servicing fee with respect to the Class Y Shares and reduction of distributions on Class Z partnership units to pay the dealer manager servicing fee with respect to the Class Z Shares.

The preceding summaries of the Amendment to the Dealer Manager Agreement, the Amendment to the Operating Partnership Agreement, the Amendment to the Advisory Agreement, and the Advisor Funding Agreement do not purport to be complete and are qualified in their entirety by reference to the Amendment to the Dealer Manager Agreement, the Amendment to the Operating Partnership Agreement, the Amendment to the Advisory Agreement, and the Advisor Funding Agreement, respectively, copies of which were filed as Exhibits 1.1, 10.1, 10.2, and 10.4, respectively, to Post-Effective Amendment No. 4 to the Registrant’s registration statement on July 10, 2019, and are incorporated by reference in this Current Report on Form 8-K (this “Current Report”).

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 8, 2019, Michael S. McClure, the President of the Registrant, resigned from such position. Mr. McClure’s decision to resign as President was not the result of any disagreement with the Registrant on any matter relating to the operations, policies, or practices of the Registrant or its management. On July 8, 2019, the board of directors of the Registrant appointed John Strockis to serve as President of the Registrant. Mr. Strockis also retains his existing position as the Registrant’s Chief Investment Officer.

Mr. Strockis, age 61, has served as the Chief Investment Officer of the Registrant since February 2018. He was the Registrant’s Senior Vice President — Acquisitions from the Registrant’s formation until February 2018. Mr. Strockis is also Chief Investment Officer for the Registrant’s sponsor, a position he has held since July 2019. Previously, he served as the Chief Investment Officer — Student & Senior Housing for the Registrant’s sponsor from February 2018 until July 2019, and Senior Vice President — Acquisitions for the Registrant’s sponsor from July 2016 until February 2018. He is also Chief Investment Officer of the Registrant’s advisor, a position he has held since July 2019. He is directly responsible for all non-self storage commercial property acquisitions, which includes student and senior housing. Mr. Strockis has more than 30 years of commercial real estate experience.

The change in the Registrant’s President discussed above was made in connection with a self administration transaction involving SmartStop Self Storage REIT, Inc. (“SmartStop REIT”) and the Registrant’s sponsor, with certain employees focusing on self storage moving to SmartStop REIT.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 10, 2019, the Registrant filed Articles Supplementary (“Articles Supplementary”) to the Registrant’s Second Articles of Amendment and Restatement, as amended, pursuant to which, effective as of July 10, 2019, the Registrant reclassified 200,000,000 authorized but unissued shares of its Class T common stock as new Class Y Shares, and reclassified 70,000,000 authorized but unissued shares of its Class A common stock as new Class Z Shares. The Class Y Shares and Class Z Shares have similar voting rights and rights upon liquidation to each other as well as to the Class A shares, Class T shares, and Class W shares, although distributions are expected to differ to pay the stockholder servicing fee associated with the Class Y Shares and the dealer manager servicing fee associated with the Class Z Shares. Following the reclassification of the Registrant’s common stock pursuant to the Articles Supplementary, the total number of shares of Class A common stock, Class T common stock, Class W common stock, Class Y common stock, and Class Z common stock which the Registrant has authority to issue is 700,000,000. There has been no increase in the authorized shares of stock of the Registrant effected by the Articles Supplementary.

The foregoing description of the material terms of the Articles Supplementary is qualified in its entirety by reference to the Articles Supplementary, a copy of which was filed as Exhibit 3.1 to Post-Effective Amendment No. 4 to the Registrant’s registration statement on July 10, 2019, and is incorporated by reference in this Current Report.

Item 8.01.	Other Events.

Amendment to the Share Redemption Program

On June 21, 2019, the Registrant’s board of directors approved an amendment to our share redemption program. Pursuant to our share redemption program, as amended, the redemption price per share for Class A shares, Class Y shares, and Class Z shares will initially depend on the length of time such shares have been held, as described further in the Registrant’s prospectus. Beginning July 10, 2020, the redemption price per share for Class A shares purchased in the Registrant’s public offering shall be equal to the amount paid for such shares.

The redemption price per share for Class T shares and Class W shares will be equal to the net investment amount of such shares, which will be based on the “amount available for investment” percentage for the respective class of shares, as described further in the Registrant’s prospectus.

This Current Report on Form 8-K serves as the 30 days’ notice requirement for the amendment to our share redemption program described above. These changes will take effect August 10, 2019 for redemptions processed at the end of the third quarter.

Stock Distributions

On June 21, 2019, the Registrant’s board of directors declared (a) a one-time stock distribution of 0.07527 shares of Class T common stock per share of Class T common stock outstanding to holders of record of Class T common stock as of June 21, 2019 and (b) a one-time stock distribution of 0.01075 shares of Class W common stock per share of Class W common stock outstanding to holders of record of Class W common stock as of June 21, 2019. These stock distributions were issued on July 10, 2019. These stock distributions were issued to provide such stockholders the same number of shares of the applicable class as they would have received if they purchased their shares at a price of $9.30 per share, the offering price of Class Y Shares and Class Z Shares in the current Offering.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

1.1

Amendment to the Dealer Manager Agreement, incorporated by reference to Exhibit 1.1 to Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form S-11, filed on July 10, 2019, Commission File No. 333-220646

3.1

Articles Supplementary, incorporated by reference to Exhibit 3.1 to Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form S-11, filed on July 10, 2019, Commission File No. 333-220646

10.1

Amendment to the Operating Partnership Agreement, incorporated by reference to Exhibit 10.1 to Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form S-11, filed on July 10, 2019, Commission File No. 333-220646

10.2

Amendment to the Advisory Agreement, incorporated by reference to Exhibit 10.2 to Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form S-11, filed on July 10, 2019, Commission File No. 333-220646

10.4

Advisor Funding Agreement, incorporated by reference to Exhibit 10.4 to Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form S-11, filed on July 10, 2019, Commission File No. 333-220646

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEGIC STUDENT & SENIOR HOUSING TRUST, INC.

Date: July 10, 2019	By:	/s/ Michael O. Terjung
Michael O. Terjung Chief Financial Officer and Treasurer